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             U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

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                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                    PARKWAY PROPERTIES, INC.
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     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 1

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed February 18, 1998 as set forth in the pages attached hereto:

          Item 7.  Financial Statements and Exhibits


      Pursuant to the requirements of the Securities Exchange Act of  1934,  the  registrant has duly caused this amendment  to  be
signed   on  its  behalf  by  the  undersigned,  thereunto   duly
authorized.

Date:  February 19, 1998       PARKWAY PROPERTIES, INC.

                               By:      /s/ Sarah P. Clark
                                   -----------------------
                                   Sarah P. Clark
                                   Senior Vice President,
                                   Chief Financial Officer,
                                   Treasurer and Secretary



Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits


     (23) Consent of Independent Auditors.



Exhibit 23

Consent of Independent Auditors

We consent to the reference to our firm under the caption
"Experts" in the Registration Statements (Forms S-3, No. 333-29259 and No. 333-16479) and related Prospectus dated June 30,1997 and Prospectus Supplement dated February 18, 1998 of Parkway Properties, Inc. for the registration of its common stock and to the incorporation by reference therein of our report dated March
27, 1997, with respect to the consolidated financial statements of Parkway Properties, Inc. included in its Annual Report (Form 10-KSB) for the year ended December 31, 1996, filed with the Securities and Exchange Commission. We also consent to the incorporation by reference in the Registration Statement (Form
S-8 on Form S-3, No. 333-00311) pertaining to The Parkway Company 1994 Stock Option Plan, The Parkway Company 1991 Incentive Plan and The Parkway Company 1991 Directors Stock Option Plan and the Registration Statements (Forms S-3, No. 333-29259 and No. 333-16479) and related Prospectus dated June 30, 1997 and Prospectus
Supplement dated February 18, 1998 of Parkway Properties, Inc. of our reports on the statements of rental revenue and direct operating expenses included in Parkway Properties, Inc.'s Current Reports on Forms 8-K dated June 27, 1997, September 9, 1997,
October 2, 1997, December 2, 1997, December 10, 1997 and February 18, 1998 and Current Reports on Forms 8-K/A dated May 4, 1997, August 25, 1997 and February 9, 1998.


                                        Ernst & Young LLP

Jackson, Mississippi
February 18, 1998